UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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GENON ENERGY, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Below is a presentation from an employee meeting held on August 9, 2012:
Employee Meeting Aug. 9, 2012 Q2 2012 Review C.J. Alecknavage, Plant Technician-Mechanical Chalk Point Generating Station
Safety Message 2 Bryon Mason , director of Safety & Health Excellence Distractions
Safety Message 3 Bryon Mason , director of Safety & Health Excellence Distractions It is critically important that we all remain focused on performing our jobs safely. What we are facing Change and uncertainty Distractions positive and negative Experience a wide range of emotions Excitement/exhilaration In the face of an impending job loss, affected employees can become Anxious Scared Depressed Stressed Angry/hostile Those who remain also can suffer depression, stress, and fatigue Emotions will change distractions will change & be on-going
Safety Message 4 Bryon Mason , director of Safety & Health Excellence Distractions Actions you can take Communicate, communicate, communicate Always be willing to listen. Be your brother or sister's keeper. Keep doing your job. Educate supervisors on the "warning signs." Do not forget the "survivors." Available services Keep your sense of humor.
Safety Message 5 Bryon Mason , director of Safety & Health Excellence Distractions
Employee Meeting Aug. 9, 2012 Q2 2012 Review C.J. Alecknavage, Plant Technician-Mechanical Chalk Point Generating Station
Agenda 7 Merger Progress Q2 Financial Results 2012 Corporate Goals Q&A
Merger Progress 8 GenOn and NRG stockholder approvals - Special meetings - 4th quarter Regulatory approvals New York State Public Service Commission - filed Aug. 2 Public Utility Commission of Texas - filed Aug. 3 Federal Energy Regulatory Commission - to be filed this week Department of Justice Hart-Scott-Rodino review - in process Required notices California Public Utilities Commission - filed July 31 Nuclear Regulatory Commission - filed Aug. 1
Key symbols 9 Symbol Meaning Goal has been met Year-to-date performance ahead of target Year-to-date performance on track Year-to-date performance behind target Goal has not been met
Q2 Financial Results
Q2 Financial Results 11 Achieve adjusted EBITDA target Target $173M $407M Adjusted EBITDA Status Goal Year-to-date Through June
2012 Corporate Goals
STATUS GOAL 1: Achieve at least top quartile performance Safety: Total Case Incident Rate (TCIR) Top quartile target 1.09 As of June 30, 2012 .82 2011 Actual 1.13 13 2012 Corporate Goals Business and operational goals
STATUS Safety: Lost Time Incident Rate Top quartile target 0.18 2011 Actual .28 14 2012 Corporate Goals Business and operational goals GOAL 2: Achieve at least top quartile performance As of June 30, 2012 .06
15 STATUS Environmental incidents Top quartile target 35 2011 Actual 31 2012 Corporate Goals Business and operational goals GOAL 3: Achieve at least top quartile performance As of June 30, 2012 12
STATUS GOAL 4: Total Margin Capture Factor (TMCF) 2012 Goal No less than 91% TMCF measures the amount we receive from all revenue sources (energy gross margin, capacity revenue, contract revenue, etc.) compared to the total amount that we could have received. 16 2012 Corporate Goals Business and operational goals 2011 Actual 91% 93% Year-to-date Through June
17 Construction of Marsh Landing on budget and on schedule STATUS GOAL 5 Marsh Landing will be a 760 megawatt natural gas-fired peaking facility in Northern California. Business and operational goals 2012 Corporate Goals Project on budget and on schedule
18 Safe Harbor Statements 2012 Corporate Goals Forward Looking Statements In addition to historical information, the information presented in this communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as "may," "will," "should," "could," "objective," "projection," "forecast," "goal," "guidance," "outlook," "expect," "intend," "seek," "plan," "think," "anticipate," "estimate," "predict," "target," "potential" or "continue" or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transaction between NRG and GenOn, our and the combined company's future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, each party's views of economic and market conditions, and the expected timing of the completion of the proposed transaction. Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between NRG and GenOn, the ability to successfully complete the proposed transaction (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain stockholder, antitrust, regulatory or other approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the combined business post-closing and the terms on which such financing may be available, the financial performance of the combined company following completion of the proposed transaction, the ability to successfully integrate the businesses of NRG and GenOn, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emissions allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness. Additional information concerning other risk factors is contained in GenOn's most recent Annual Report on Form 10-K, subsequent Quarterly Report on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. Many of these risks, uncertainties and assumptions are beyond GenOn's ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and GenOn undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning GenOn, the proposed transaction, the combined company or other matters and attributable to GenOn or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.
19 2012 Corporate Goals Additional Information And Where To Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NRG and GenOn will be submitted to the respective stockholders of NRG and GenOn for their consideration. NRG will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that will include a joint proxy statement of NRG and GenOn that also constitutes a prospectus of NRG. NRG and GenOn will mail the joint proxy statement/prospectus to their respective stockholders. NRG and GenOn also plan to file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document which NRG or GenOn may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF GENON AND NRG ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about NRG and GenOn, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. NRG and GenOn make available free of charge at www.nrgenergy.com and www.genon.com, respectively (in the "Investor Relations" section), copies of materials they file with, or furnish to, the SEC. Participants In The Merger Solicitation NRG, GenOn, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of GenOn and NRG in connection with the proposed transaction. Information about the directors and executive officers of NRG is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 12, 2012. Information about the directors and executive officers of GenOn is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 30, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Safe Harbor Statements
C.J. Alecknavage, Plant Technician-Mechanical Chalk Point Generating Station Q & A
C.J. Alecknavage, Plant Technician-Mechanical Chalk Point Generating Station Q & A